Exhibit 99.1


                       CODE OF BUSINESS CONDUCT AND ETHICS

         This Code of Business Conduct and Ethics shall be applicable to all members of the board of directors (the "Board"), officers and employees, including the chief executive officer and the senior financial officers, of Hollinger International Inc. ("Hollinger"). This Code of Business Conduct and Ethics ("Code") does not summarize all applicable laws, rules and regulations. Please consult Hollinger's Law Department if you have any questions regarding the applicability of specific laws, rules and regulations.

         This Code is a codification of standards designed to deter wrongdoing and promote:

         o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

         o avoidance of conflicts of interest, including disclosure to an appropriate person or persons of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

         o full, fair, accurate, timely and understandable disclosure in reports and documents that Hollinger files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by Hollinger;

         o compliance with applicable governmental laws, rules and regulations;

         o        the prompt internal reporting of violations of this Code; and

         o        accountability for adherence to this Code.

A. COMPLIANCE WITH LAW. Compliance with both the letter and spirit of all laws, rules and regulations applicable to Hollinger's business, including any securities exchange or other organization or body that regulates Hollinger, is critical to its reputation and continued success. All employees, officers and members of the Board must respect and obey the laws of the cities, states and countries in which Hollinger operates and avoid even the appearance of impropriety. Employees, officers or members of the Board who fail to comply with this Code and applicable laws will be subject to disciplinary measures, up to and including discharge from Hollinger.

         Legal compliance includes compliance with the "insider trading" prohibitions applicable to Hollinger and its employees, officers and members of the Board. Generally, employees, officers and members of the Board who have access to or knowledge of confidential or non-public information from or about Hollinger are not permitted to buy, sell or otherwise trade in Hollinger's securities, whether or not they are using or relying upon that information. This restriction extends to sharing or tipping others about such information. Hollinger has implemented trading restrictions to reduce the risk, or appearance, of insider trading. Hollinger employees, officers and members of the Board are directed to our Insider Trading Policy or to Hollinger's

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Law Department if they have questions regarding the applicability of such insider trading prohibitions.

         The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to foreign government officials or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country. In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Hollinger policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. Hollinger's Law Department can provide guidance to you in this area.

B. CONFLICTS OF INTEREST. All employees, officers and members of the Board of Hollinger and its subsidiaries should be scrupulous in avoiding a conflict of interest with regard to Hollinger's interests. A "conflict of interest" exists whenever an individual's private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of Hollinger. A conflict situation can arise when an employee, officer or member of the Board takes actions or has interests that may make it difficult to perform his or her Hollinger work objectively and effectively. It is almost always a conflict of interest for a Hollinger employee to work simultaneously for a competitor, customer or supplier. The best practice is to avoid any direct or indirect business connection with Hollinger's customers, suppliers or competitors, except on Hollinger's behalf. Conflicts of interest may also arise when an employee, officer or member of the Board, or members of his or her family, receives improper personal benefits as a result of his or her position in Hollinger, whether received from Hollinger or a third party. Loans to, or guarantees of obligations of, employees, officers and members of the Board and their respective family members may create conflicts of interest. Conflicts of interest are prohibited as a matter of Hollinger policy, except under guidelines or circumstances approved by the Board or committees thereof. Conflicts of interest may not always be clear-cut, so if any employee, officer or member of the Board has a question, they should consult with higher levels of management or Hollinger's Law Department. Any employee, officer or member of the Board who becomes aware of a conflict or potential conflict involving themselves or any other employee, officer or member of the Board should bring it to the attention of a supervisor, manager or other appropriate personnel.

C. CORPORATE OPPORTUNITY. Employees, officers and members of the Board are prohibited from: (a) personally taking opportunities that properly belong to Hollinger or are discovered through the use of Hollinger property, information or position; (b) using Hollinger property, information or position for personal gain; and (c) competing with Hollinger, except, in each case, under guidelines or circumstances approved by the Board or committees of the Board.

D. RELATED PARTY TRANSACTIONS. Employees, officers and members of the Board must report to the Law Department any actual or proposed agreement or activities that could give rise to conflicts of interest relating to Hollinger and involving any employee, officer or member of the


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Board, or any member of such persons family, any affiliates, or any entity from which such employee, officer or member of the Board, member of such persons family or any affiliates, receives any payment. Such report should include all relevant terms of the agreement or activities known to the reporting person.

         Prior to the entering into an agreement or activity that could give rise to conflicts of interests, the approval of the Board or the appropriate committee thereof must be obtained if such agreement or activity involves an executive officer or member of the Board. In the case of any other employee, approval must be obtained by the Law Department, or pursuant to procedures adopted by the Law Department.

E. CONFIDENTIALITY. Employees, officers and members of the Board of Hollinger and its subsidiaries must maintain the confidentiality of confidential information entrusted to them by Hollinger or its suppliers or customers, except when disclosure is authorized by the Law Department or required by laws, regulations or legal proceedings. Whenever feasible, employees, officers and members of the Board should consult the Law Department if they believe they have a legal obligation to disclose confidential information. The obligation to preserve confidential information continues even after an employee, officer or member of the Board leaves Hollinger.

         Confidential information includes all non-public information that might be of use to competitors of Hollinger, harmful to Hollinger or its customers if disclosed or would provide an undue advantage in the trading of Hollinger's publicly traded securities. Of special sensitivity is financial information which should under all circumstances be considered confidential except where its disclosure is approved by Hollinger or when the information has been publicly disseminated.

F. FAIR DEALING. Each employee, officer and member of the Board should endeavor to deal fairly with Hollinger's customers, suppliers, competitors, officers and employees. No employee, officer or member of the Board should take advantage of anyone in connection with the business or operations of Hollinger through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

G. PROTECTION AND PROPER USE OF HOLLINGER ASSETS. All employees, officers and members of the Board should protect Hollinger's assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on Hollinger's profitability. Any suspected incidents of fraud or theft should be immediately reported to the Law Department for investigation.

         All Hollinger assets, such as proprietary information, funds, materials, supplies, products or computers, software, facilities, and other assets owned or leased by Hollinger or that are otherwise in Hollinger's possession, should be used for legitimate business purposes unless otherwise provided for in corporate policy or in situations approved as additional compensation or where reimbursement is made on a commercially reasonable basis for personal use.

         Proprietary information includes any information that is not generally known to the public or would be helpful to competitors. Examples of proprietary information are intellectual property, business and marketing plans and employee information. The obligation to use proprietary information only for legitimate business purposes continues even after an employee, officer or member of the Board leaves Hollinger.


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H. PUBLIC COMPANY REPORTING. As a public company, it is of critical importance that Hollinger's filings with the SEC be accurate and timely. Depending on their position with Hollinger or its subsidiaries, an employee, officer or member of the Board may be called upon to provide necessary information to ensure that Hollinger's public reports are complete, fair and understandable. Hollinger expects employees, officers and members of the Board to take this responsibility very seriously and to provide prompt accurate answers to inquiries related to Hollinger's public disclosure requirements. All of Hollinger's books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect Hollinger's transactions and must conform both to applicable legal requirements and to Hollinger's system of internal controls. Unrecorded or "off the books" funds or assets should not be maintained unless permitted by applicable law or regulation. Records should be retained or destroyed according to Hollinger's record retention policies. In the event of litigation or governmental investigation, Hollinger's Law Department must be advised forthwith, and no books or records relating to the matter in question should be destroyed.

I. IMPROPERLY INFLUENCING AUDITS. No employee, officer or member of the Board shall take any action, or cause any other person acting under the direction of such employee, officer or member of the Board, including, without limitation, customers, vendors, creditors or advisors of Hollinger, to take any action to, directly or indirectly, fraudulently influence, coerce, manipulate or mislead any accountant engaged in the performance of an audit review of the financial statements of Hollinger that are required to be publicly disclosed if it is reasonable to believe that such action would result in Hollinger's financial statements being materially misleading. Such action would include offering or paying bribes, providing an auditor with misleading analysis or threatening to cancel or canceling existing audit or non-audit engagements.

J. ACCOUNTING COMPLAINTS. Hollinger's policy is to comply with all applicable financial reporting and accounting regulations applicable to Hollinger. If any employee, officer or member of the Board of Hollinger has concerns or complaints regarding questionable accounting or auditing matters of Hollinger, then he or she is encouraged to submit those concerns (anonymously, confidentially or otherwise) to the Audit Committee of the Board (which will, subject to its duties arising under applicable law, regulations and legal proceedings, treat such submissions confidentially). Such submissions may be directed to the attention of the Audit Committee, or any member of the Audit Committee, at 712 Fifth Avenue, New York, NY 10019, or by electronic means available on Hollinger's website at http://www.hollingerintl.com. Hollinger has established a toll free number as well as a procedure on its website to submit concerns directly to the Audit Committee and such submissions will only be accessed by members of the Audit Committee or their designees.

K. REPORTING ANY ILLEGAL OR UNETHICAL BEHAVIOR. Employees are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation. Employees, officers and members of the Board who are concerned that violations of this Code or that other illegal or unethical conduct by employees, officers or members of the Board of Hollinger have occurred or may occur should contact their supervisor, manager or other appropriate personnel about their concerns


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or complaints. They may also contact either Hollinger's Law Department or
Hollinger's Audit Committee or Nominating & Governance Committee or may communicate directly with the presiding non-management member of the Board or the non-management members as a group. If their concerns or complaints require confidentiality, including keeping their identity anonymous, then this confidentiality will be protected, subject to applicable law, regulation or legal proceedings. All complaints should be in writing and forwarded either to Hollinger's Law Department, Hollinger's Audit Committee or Hollinger's Nominating & Governance Committee or Hollinger's presiding non-management member of the Board or the non-management members as a group, all at 712 Fifth Avenue, New York, NY 10019, or by electronic means available on Hollinger's website at http://www.hollingerintl.com.

L. NO RETALIATION. Hollinger will not permit retaliation of any kind by or on behalf of Hollinger and its employees, officers and members of the Board against good faith reports or complaints of violations of this Code or other illegal or unethical conduct.

M. COMPLIANCE WITH THE ANTITRUST LAWS. Hollinger believes in fair and open competition, and adheres strictly to the requirements of the antitrust laws. Certain types of communications with competitors may present problems under the antitrust laws. Hollinger notes below some general rules concerning contacts with competitors:

         o Agreements among competitors, whether written or oral, which relate to prices are illegal. Such agreements, by themselves, constitute violations of the antitrust laws. THERE ARE NO CIRCUMSTANCES UNDER WHICH AGREEMENTS AMONG COMPETITORS RELATING TO PRICES MAY BE FOUND LEGAL. Price fixing is a criminal offense, and may subject Hollinger to substantial fines and penalties and the offending employee to imprisonment and fines.

         o The antitrust laws may be violated even in the absence of a formal agreement relating to prices. Under certain circumstances, an agreement to fix prices may be inferred from conduct, such as the exchange of price information, and from communications among competitors even without an express understanding. Although exchanges of price information are permitted in certain circumstances, employees of Hollinger should not participate in such exchanges without first obtaining the approval of the Law Department.

         o It is a violation of the antitrust laws for competitors to agree, expressly or by implication, to divide markets by territory or customers.

         o It is a violation of the antitrust laws for competitors to agree not to do business with a particular customer or supplier. As with agreements to fix prices, the antitrust laws can be violated even in the absence of an express understanding.

N. DISCRIMINATION AND HARASSMENT. Hollinger values the diversity of its employees and is committed to providing equal opportunity in all aspects of employment. Abusive, harassing or offensive conduct is unacceptable, whether verbal, physical or visual, and will not be tolerated.


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         Sexual harassment (both overt and subtle) is a form of employee misconduct that is demeaning to another person, undermines the integrity of the employment relationship and is strictly prohibited. Sexual harassment may include explicit sexual propositions, suggestive or persistent comments of a sexual nature, the display of obscene or sexually-oriented material, sexually-oriented kidding or teasing, or jokes about gender-specific traits, foul or obscene language or gestures and physical contact, such as patting, pinching or brushing against another's body, and any similar behavior is unwelcome and offensive. Sex-based harassment - that is, harassment not involving sexual activity or language - may also constitute discrimination if it is severe or pervasive and directed at employees because of their sex.

         Harassment on the basis of any other protected characteristic is also strictly prohibited. Under this policy, harassment is verbal or physical conduct that denigrates or shows hostility or aversion toward an individual because of his or her race, color, religion, national origin, age, disability or any other characteristic protected by law and that: (a) has the purpose or effect of creating an intimidating, hostile or offensive work environment; (b) has the purpose or effect of unreasonably interfering with an individual's work performance; or (c) otherwise adversely affects an individual's employment opportunities.

         If any employee believes that he or she is the object of sexual or other unlawful harassment, the employee should promptly report that fact to his or her supervisor before the conduct becomes severe or pervasive. If there is any reason to believe that the direct supervisor is involved in the conduct, or, if , for any reason, an employee feels uncomfortable about making a report to the direct supervisor, the report should be made to the Law Department.

O. SAFETY AND HEALTH. Hollinger is committed to keeping its workplaces free from hazards. Employees, officers and members of the Board are encouraged to report any accidents, injuries, unsafe equipment, practices or conditions immediately to a supervisor or other designated person. Threats or acts of violence or physical intimidation are prohibited.

         Employees and officers must report to work free from the influence of any substance that could prevent him or her from discharging their duties and responsibilities safely and effectively.

P. COMPANY RECORDS AND DOCUMENT RETENTION. Business records and communications often become public through legal or regulatory investigations or the media. Employees, officers and members of the Board should avoid exaggeration, derogatory remarks, legal conclusions or inappropriate characterizations of people and companies. This applies to communications of all kinds, including email and informal notes or interoffice memos. Records should be retained and destroyed in accordance with Hollinger's records retention policy.

Q. USE OF E-MAIL AND INTERNET SERVICES. E-Mail systems and Internet services are provided to help Hollinger do work. Incidental and occasional personal use is permitted, but never for personal gain or any improper purpose. Employees, officers and members of the Board may not access, send or download any information that could be insulting or offensive to another person, such as sexually explicit messages,


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cartoons, jokes, unwelcome propositions, ethnic or racial slurs, or any other message that could be viewed as harassment. Also remember that "flooding" Hollinger's systems with junk mail and trivia hampers the ability of its systems to handle legitimate company business and is prohibited.

         Messages (including voice mail) and computer information are considered Hollinger property and employees should not have any expectation of privacy. Unless prohibited by law, Hollinger reserves the right to access and disclose this information as necessary for business purposes. Employees, officers and members of the Board are encouraged to use good judgment, and to not access, send messages or store any information that they would not want to be seen or heard by other individuals.

         Violation of these policies may result in disciplinary actions up to and including termination of employment.

R. GIFTS AND ENTERTAINMENT. Business gifts and entertainment are customary courtesies designed to build goodwill among business partners. These courtesies include such things as meals and beverages, tickets to sporting or cultural events, discounts not available to the general public, travel, accommodation and other merchandise or services. In some cultures they play an important role in business relationships. However, a problem may arise when such courtesies compromise - or appear to compromise - the recipient's ability to make objective and fair business decisions. The same rules apply to employees, officers or members of the Board offering gifts and entertainment to Hollinger's business associates.

         Offering or receiving any gift, gratuity or entertainment that might be perceived to unfairly influence a business relationship should be avoided. These guidelines apply at all times, and do not change during traditional gift-giving seasons.

         The value of gifts should be nominal, both with respect to frequency and amount. Gifts that are repetitive (no matter how small) may be perceived as an attempt to create an obligation to the giver and are therefore inappropriate. Likewise, business entertainment should be moderately scaled and intended only to facilitate business goals. If, for example, tickets to a sporting or cultural event are offered, then the person offering the tickets should plan to attend the event as well. Employees are encouraged to use good judgment. "Everyone else does it" is not sufficient justification. If an employee is having difficulty determining whether a specific gift or entertainment item lies within the bounds of acceptable business practice, he or she should ask these guiding questions:

o        It is legal?
o        Is it clearly business related?
o        Is it moderate, reasonable, and in good taste?
o        Would public disclosure embarrass Hollinger?
o        Is there any pressure to reciprocate or grant special favors?

         Strict rules apply when Hollinger does business with governmental agencies and officials, whether in the U.S. or in other countries. Because of the sensitive nature of these relationships, employees should talk with their supervisor and/or


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the Law Department before offering or making any gifts or hospitality to governmental employees.

S. COMPLIANCE WITH THIS CODE. If an employee or officer or member of the Board fails to comply with this Code or applicable laws, rules or regulations (including the rules and regulations of the SEC) he or she will be subject to disciplinary measures, including (with respect to employees and officers) termination of employment. Violations of this Code may also constitute violations of law and may result in civil or criminal penalties for such person, such person's supervisors and/or Hollinger. In determining what action is appropriate in a particular case consideration will be given to the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation was intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.

T. COMPLIANCE PROCEDURES. This Code cannot, and is not intended to, address all of the situations that may be encountered. There will be occasions where an employee, officer or member of the Board is confronted by circumstances not covered by policy or procedure and where he or she must make a judgment as to the appropriate course of action. In those circumstances, Hollinger encourages employees, officers and members of the Board to use common sense, and to contact the appropriate supervisor or manager or a member of human resources for guidance.

         All complaints or violations should be reported to Hollinger's Law Department, Hollinger's Audit Committee or Hollinger's Nominating & Governance Committee or Hollinger's presiding non-management member of the Board or the non-management members as a group, all at 712 Fifth Avenue, New York, NY 10019. Reports may be made in writing at such address, by electronic means available on Hollinger's website at http://www.hollingerintl.com or by calling the toll free number established by Hollinger for this purpose.

U. AMENDMENT, MODIFICATION AND WAIVER. The Nominating & Governance Committee shall review and assess at least annually the adequacy of this Code and recommend any proposed change to the Board for approval. The Nominating & Corporate Governance Committee shall consider any requests by executive officers or members of the Board for waivers from this Code and make recommendations to the Board as to whether such requests should be granted. Hollinger shall disclose such waivers to the New York Stock Exchange and in appropriate filings with the SEC and as required by law.